(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
November 30, 2001


Merrill Lynch
Short-Term
U.S. Government
Fund, Inc.


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Short-Term
U.S. Government Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH SHORT-TERM U.S. GOVERNMENT FUND, INC.


Officers and Directors


Terry K. Glenn, President and Director
Joe Grills, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Jeffrey B. Hewson, Vice President
Theodore J. Magnani, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary


Walter Mintz, Director of Merrill Lynch Short-Term U.S.Government
Fund, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Mintz well in his retirement.



Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Short-Term U.S. Government Fund, Inc.,
November 30, 2001


DEAR SHAREHOLDER


Economic Environment
The National Bureau of Economic Research (NBER) concluded that the US economy peaked in March 2001, ending the longest economic expansion in US history. The NBER also noted that prior to the terrorist attacks of September 11, 2001, the decline in the US economy might have been too mild to qualify as a recession. However, the events of September 11 clearly deepened the economic contraction and were an important factor in leading the US economy into a recession. According to the NBER, the shortest duration of a US recession post-World War II was eight months, while the longest interval was 16 months.

After rising just 0.3% in the second quarter of 2001, gross domestic product fell 1.3% in the third quarter. Furthermore, early economic indications for the fourth quarter are such that the ripple effects will lead to negative growth for the quarter as well, thus meeting the classic definition of a recession. Labor market conditions have deteriorated, with the October/November plunge in payrolls being the worst two-month decline since 1980. More importantly, 1.2 million jobs were lost since March 2001, pushing the unemployment rate to 5.7%. Consequently, the Conference Board's Consumer Confidence Index fell to an eight-year low and is currently consistent with previous recessionary environments. The housing market remains one of the lone bright spots in the economy, primarily as a result of record low mortgage rates. Both new and existing home sales remain surprisingly strong and are similar to year-ago levels.

In looking at gross domestic product from a historical perspective, the current recession could be classified as mild, however, from a corporate earnings perspective it equals the worst on record. Third-quarter profit margins, measured in the broadest sense of the economy, essentially matched the post-World War II low established during the 1980-1982 recession. In 1982, 2.8 million jobs were lost compared to 1.2 million thus far in 2001. While we do not expect layoffs to reach 1982 levels, there clearly will be more downsizing before corporate profitability is restored.

However, monetary and fiscal policy actions are in place. The Federal Reserve Board acted aggressively in terms of monetary policy by lowering the Federal Funds rate 4.75% this year to 1.75%. Furthermore, the US Government proposed a $100 billion economic stimulus plan to include tax cuts, corporate depreciation and recovery spending. Although these initiatives will certainly aid the US economic recovery, ultimately labor market stability will be the key for a consumer-led economic resurgence. As such, we believe that as a result of current excess capacity levels and thin profit margins, additional corporate downsizing will likely continue during the next few months, ultimately pushing the start of the economic recovery to the latter half of the second quarter of 2002.


Portfolio Matters
For the six-month period ended November 30, 2001, the Fund's
Class A, Class B, Class C and Class D Shares had total returns of +4.29%, +3.98%, +3.98% and +4.14%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 - 5 of this report to shareholders.)

Poor economic news usually results in good fortune for the US fixed-income markets. This was the case for the six-month period ended November 30, 2001, as US Treasury yields moved sharply lower and the US Treasury yield curve steepened further. The yield of the US Treasury six-month bill declined 182 basis points (1.82%) to 1.74%, while the yield of the 30-year US Treasury bond declined 47 basis points to 5.29%. As a result, the yield spread between the six-month bill and 30-year bond moved to its widest level since July 1993.

During the six-month period ended November 30, 2001, our investment strategy focused on enhancing portfolio yield, while maintaining price performance in a declining interest rate environment. In doing so, we increased the Fund's holdings of fixed rate US Government agency mortgage-backed securities (MBS) because of compelling yield spreads. Despite high mortgage refinancing activity and faster prepayments, we felt MBS yield spreads were attractive from a historical perspective.For example, on November 30, 2001, a 30-year Fannie Mae 6% coupon MBS closed at a price of $98.875 with a yield of 6.20%. In comparison, a similar duration five-year US Treasury note yielded just 4.06%. As a result, by increasing our MBS holdings, the Fund was able to maintain an attractive yield advantage compared to short-term certificates of deposit and money market funds. Second, we sought to offset the negative convexity (the measure of the rate of change in duration as yields change) of our MBS holdings by increasing our US Treasury and agency holdings. Because MBS duration shortens as interest rates decline, our US Treasury and agency holdings allowed the Fund to maintain strong price performance as interest rates declined. At the close of the period, portfolio duration stood at 1.7 years, or roughly similar to that of the two-year US Treasury note.

Looking ahead, we expect to shift to a more defensive strategy as signs indicate that the US economy is improving and the Federal Reserve Board's easing cycle is ending. In such an environment, we believe interest rates will reverse course and begin to move higher. We will look to hedge our exposure to rising interest rates through the use of futures contracts and by moving into higher coupon, shorter duration MBS. In addition, we will look to increase our holdings of floating rate securities to enable the Fund to benefit from rising interest rates.


In Conclusion
We thank you for your interest in Merrill Lynch Short-Term U.S.
Government Fund, Inc., and we look forward to reviewing our outlook and strategy with you in our next report to shareholders.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Theodore Magnani)
Theodore Magnani
Vice President and Co-Portfolio Manager



(Frank Viola)
Frank Viola
Co-Portfolio Manager



January 4, 2002



We are pleased to announce that Theodore Magnani and Frank Viola have been named Co-Portfolio Managers and are responsible for the day-to-day management of Merrill Lynch Short-Term U.S. Government Fund. Mr. Magnani joined Merrill Lynch Investment Managers, L.P.
(MLIM)in 1984 and has been Portfolio Manager since 1992. Mr Viola joined MLIM in 1997 as Portfolio Manager.



Merrill Lynch Short-Term U.S. Government Fund, Inc.,
November 30, 2001


PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 1% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 1%, declining to 0% after three years. In addition, Class B Shares are subject to a distribution fee of 0.30% and an account maintenance fee of 0.10%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.30% and an account maintenance fee of 0.10%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. A lower maximum sales charge was in effect prior to 10/21/94, thus actual returns for the periods since inception would have been higher.


Recent
Performance
Results*

                                                                                          Ten Years/
                                                           6-Month         12-Month    Since Inception    Standardized
As of November 30, 2001                                  Total Return    Total Return    Total Return     30-Day Yield
ML Short-Term U.S. Government Fund, Inc. Class A Shares      +4.29%          +8.34%         +54.48%          4.49%
ML Short-Term U.S. Government Fund, Inc. Class B Shares      +3.98           +7.80          +55.34           4.13
ML Short-Term U.S. Government Fund, Inc. Class C Shares      +3.98           +7.80          +45.94           4.12
ML Short-Term U.S. Government Fund, Inc. Class D Shares      +4.14           +8.13          +63.00           4.39

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge were included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The
Fund's ten year/since inception periods are from 10/21/94 for Class A & Class C Shares and ten years for Class B & Class D Shares.



Average Annual
Total Return


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 9/30/01                   +8.70%           +7.61%
Five Years Ended 9/30/01                 +6.08            +5.87
Inception (10/21/94) through 9/30/01     +6.37            +6.22

*Maximum sales charge is 1%.
**Assuming maximum sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 9/30/01                     +8.15%         +7.15%
Five Years Ended 9/30/01                   +5.28          +5.24
Ten Years Ended 9/30/01                    +4.56          +4.54

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 3 years.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 9/30/01                     +8.16%         +7.16%
Five Years Ended 9/30/01                   +5.25          +5.25
Inception (10/21/94) through 9/30/01       +5.52          +5.52

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class D Shares*

One Year Ended 9/30/01                   +8.38%           +7.29%
Five Years Ended 9/30/01                 +5.78            +5.57
Ten Years Ended 9/30/01                  +5.07            +4.96

*Maximum sales charge is 1%.
**Assuming maximum sales charge.



SCHEDULE OF INVESTMENTS                                                                                     (in US dollars)

                                 Face                                                                            Percent of
                                Amount                          Issue                                  Value     Net Assets
             Adjustable        $  690,097   DLJ Mortgage Acceptance Corp., REMIC (a), 91-6-A1,
             Rate                           7.7607% due 9/25/2021                                     $    707,931     0.4%
             Obligations***                 Fannie Mae:
                                3,496,519     6.978% due 12/01/2018                                      3,594,084      1.9
                                  961,167     6.363% due 12/01/2021                                      1,028,449      0.5
                                  986,947     7.686% due 12/01/2021                                      1,029,909      0.5
                                            Freddie Mac:
                                1,031,588     7.708% due 5/01/2015                                       1,103,800      0.6
                                  551,001     6.373% due 1/01/2016                                         565,733      0.3
                                2,342,999     7.232% due 1/01/2019                                       2,365,676      1.2
                                1,195,624     7.052% due 9/01/2019                                       1,215,705      0.6
                                  894,783     6.772% due 3/01/2020                                         929,503      0.5
                                8,236,006     6.983% due 6/01/2020                                       8,500,358      4.4
                                   59,332     7.344% due 8/01/2020                                          61,503      0.0
                                1,560,882     7.015% due 10/01/2023                                      1,589,566      0.8
                                1,559,067     6.864% due 8/01/2031                                       1,606,119      0.8
                                   78,618   Freddie Mac, REMIC (a) 2200-FB, 2.7025%
                                            due 11/20/2023                                                  78,881      0.0
                                8,000,000   MBNA Master Credit Card Trust-2001-A-A, 2.23%
                                            due 7/15/2008                                                8,006,350      4.1

                                            Total Investments in Adjustable Rate Obligations
                                            (Cost--$32,278,202)                                         32,383,567     16.6


             Collateralized                 Freddie Mac, REMIC (a):
             Mortgage           2,000,000     1504-PM, 7% due 11/15/2006                                 2,086,420      1.1
             Obligations*       2,000,000     1843-D, 7% due 1/15/2024                                   2,061,780      1.0
                                1,099,808     2123-KA, 6.25% due 2/15/2027                               1,133,770      0.6
                                2,636,213     2212-A, 7% due 10/15/2027                                  2,719,860      1.4

                                            Total Investments in Collateralized Mortgage
                                            Obligations (Cost--$7,563,181)                               8,001,830      4.1


Merrill Lynch Short-Term U.S. Government Fund, Inc.,
November 30, 2001


SCHEDULE OF INVESTMENTS (concluded)                                                                         (in US dollars)

                                 Face                                                                            Percent of
                                Amount                          Issue                                  Value     Net Assets
             Derivative       $ 8,908,626   DLJ Mortgage Acceptance Corp., REMIC (a), 92-6-A1,
             Mortgage-                      0.6492% due 7/25/2022                                     $     63,127     0.0%
             Backed
             Obligations (b)
                                            Total Investments in Derivative Mortgage-Backed
                                            Obligations (Cost--$288,934)                                    63,127      0.0


             Fixed Rate         5,000,000   Daimler Chrysler Auto Trust 2001-B-A3, 4.85%
             Asset-Backed                   due 6/06/2005                                                5,122,595      2.6
             Obligations**

                                            Total Investments in Fixed Rate Asset-Backed
                                            Obligations (Cost--$4,999,185)                               5,122,595      2.6


             Fixed Rate         5,000,000   CS First Boston Mortgage Securities Corporation,
             Mortgage-                      2001-CF2-A2, 5.935% due 1/15/2006                            5,148,735      2.6
             Backed                         Fannie Mae:
             Obligations*       9,822,564     6% due 9/01/2016                                           9,950,959      5.1
                                6,000,000     6% due TBA (d)                                             6,048,750      3.1
                                3,193,662     6.50% due 9/01/2006 (c)                                    3,282,810      1.7
                                4,864,643     6.50% due 2/01/2029 - 9/01/2029                            5,093,335      2.6
                                6,652,135     7% due 5/01/2016                                           6,919,202      3.5
                                8,500,330     7% due 5/01/2029 - 4/01/2030                               8,755,740      4.5
                                7,596,697     7.50% due 11/01/2026 - 9/01/2029                           7,952,389      4.1
                                            Freddie Mac--Gold Program:
                                5,750,581     6.50% due 12/01/2015                                       5,901,693      3.0
                               5,605,665      6.50% due 4/01/2029 - 9/01/2030                            5,712,064      7.9
                               15,000,000     6.50% due TBA (d)                                         15,431,250      2.9
                                5,641,801     7% due 11/01/2015                                          5,880,945      3.0
                                6,000,000     7% due TBA (d)                                             6,220,312      3.2
                                5,001,100   Government National Mortgage Corporation, 7%
                                            due 11/15/2029                                               5,130,134      2.6

                                            Total Investments in Fixed Rate Mortgage-Backed
                                            Obligations (Cost--$95,276,459)                             97,428,318     49.8


             US Government      2,000,000   Fannie Mae, 7% due 7/15/2005                                 2,191,970      1.1
             & Agency                       Federal Home Loan Bank:
             Obligations        1,000,000     6.75% due 2/01/2002                                        1,007,618      0.5
                                4,000,000     5.375% due 1/05/2004                                       4,173,268      2.1
                                5,000,000     5.125% due 3/06/2006                                       5,144,550      2.6
                                3,200,000   Freddie Mac, 7.375% due 5/15/2003                            3,413,491      1.7
                                            US Treasury Notes:
                                5,100,000     4.25% due 11/15/2003                                       5,237,037      2.7
                                5,300,000     5.25% due 5/15/2004                                        5,564,152      2.9
                                2,500,000     6.75% due 5/15/2005                                        2,745,125      1.4
                                2,000,000     7% due 7/15/2006                                           2,243,740      1.2

                                            Total Investments in US Government & Agency
                                            Obligations (Cost--$30,322,609)                             31,720,951     16.2


SHORT-TERM   Repurchase        29,000,000   Morgan Stanley & Co., Inc., purchased on 11/30/2001
SECURITIES   Agreements****                 to yield 2.03% to 12/03/2001                                29,000,000     14.8

                                            Total Short-Term Securities (Cost--$29,000,000)             29,000,000     14.8


                                            Total Investments (Cost--$199,728,570)                     203,720,388    104.1
                                            Liabilities in Excess of Other Assets                      (8,022,039)    (4.1)
                                                                                                      ------------   ------
                                            Net Assets                                                $195,698,349   100.0%
                                                                                                      ============   ======

(a)Real Estate Mortgage Investment Conduits (REMIC).
(b)Securities which receive some or all of the interest portion of the underlying collateral and little or no principal. Interest only securities have either a nominal or a notional amount of principal.
(c)Represents balloon mortgages that amortize on a 30-year schedule and have 7-year maturities.
(d)Represents or includes a "to-be-announced" (TBA) transaction. The
Fund has committed to selling securities for which all specific information is not available at this time.
*Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the stated maturity.
**Asset-backed obligations are backed by notes or receivables against assets such as credit cards and autos.
***Adjustable Rate Obligations have coupon rates which reset periodically.
****Repurchase Agreements are fully collateralized by US
Government & Agency Obligations.

See Notes to Financial Statements.


Merrill Lynch Short-Term U.S. Government Fund, Inc.,
November 30, 2001


STATEMENT OF ASSETS AND LIABILITIES


                As of November 30, 2001
Assets:         Investments, at value (identified cost--$199,728,570)                                          $203,720,388
                Receivables:
                   Securities sold                                                           $ 18,084,976
                   Capital shares sold                                                          2,238,397
                   Interest                                                                     1,209,358
                   Principal paydowns                                                             334,531
                   Investment adviser                                                             141,353        22,008,615
                                                                                             ------------
                Prepaid registration fees and other assets                                                           92,485
                                                                                                               ------------
                Total assets                                                                                    225,821,488
                                                                                                               ------------

Liabilities:    Payables:
                   Securities purchased                                                        27,743,344
                   Capital shares redeemed                                                      1,822,171
                   Dividends to shareholders                                                      167,288
                   Distributor                                                                     38,777        29,771,580
                                                                                             ------------
                Accrued expenses and other liabilities                                                              351,559
                                                                                                               ------------
                Total liabilities                                                                                30,123,139
                                                                                                               ------------

Net Assets:     Net assets                                                                                     $195,698,349
                                                                                                               ============

Net Assets      Class A Common Stock, $.10 par value, 100,000,000 shares authorized                            $    278,881
Consist of:     Class B Common Stock, $.10 par value, 600,000,000 shares authorized                                 654,750
                Class C Common Stock, $.10 par value, 100,000,000 shares authorized                                 381,366
                Class D Common Stock, $.10 par value, 200,000,000 shares authorized                                 716,756
                Paid-in capital in excess of par                                                                215,845,649
                Accumulated realized capital losses on investments--net                                        (26,170,871)
                Unrealized appreciation on investments--net                                                       3,991,818
                                                                                                               ------------
                Net assets                                                                                     $195,698,349
                                                                                                               ============

Net Asset       Class A--Based on net assets of $26,963,144 and 2,788,813
Value:          shares outstanding                                                                             $       9.67
                                                                                                               ============
                Class B--Based on net assets of $63,038,544 and 6,547,498
                shares outstanding                                                                             $       9.63
                                                                                                               ============
                Class C--Based on net assets of $36,718,800 and 3,813,659
                shares outstanding                                                                             $       9.63
                                                                                                               ============
                Class D--Based on net assets of $68,977,861 and 7,167,561
                shares outstanding                                                                             $       9.62
                                                                                                               ============

See Notes to Financial Statements.


STATEMENT OF OPERATIONS


                For the Six Months Ended November 30, 2001
Investment      Interest                                                                                       $  4,469,426
Income:

Expenses:       Investment advisory fees                                                     $    315,932
                Account maintenance and distribution fees--Class B                                124,942
                Accounting services                                                                61,475
                Professional fees                                                                  53,272
                Account maintenance and distribution fees--Class C                                 43,352
                Registration fees                                                                  39,196
                Transfer agent fees--Class B                                                       34,709
                Account maintenance fees--Class D                                                  25,848
                Printing and shareholder reports                                                   22,367
                Transfer agent fees--Class D                                                       21,153
                Custodian fees                                                                     14,174
                Directors' fees and expenses                                                       13,454
                Transfer agent fees--Class C                                                        9,913
                Transfer agent fees--Class A                                                        9,448
                Pricing fees                                                                        3,531
                Other                                                                              11,476
                                                                                             ------------
                Total expenses before reimbursement                                               804,242
                Reimbursement of expenses                                                        (80,640)
                                                                                             ------------
                Total expenses after reimbursement                                                                  723,602
                                                                                                               ------------
                Investment income--net                                                                            3,745,824
                                                                                                               ------------

Realized &      Realized gain on investments--net                                                                    16,722
Unrealized      Change in unrealized appreciation on investments--net                                             2,021,718
Gain On                                                                                                        ------------
Investments     Net Increase in Net Assets Resulting from Operations                                           $  5,784,264
--Net:                                                                                                         ============


See Notes to Financial Statements.


Merrill Lynch Short-Term U.S. Government Fund, Inc.,
November 30, 2001


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             For the Six          For the
                                                                                             Months Ended        Year Ended
                                                                                             November 30,         May 31,
                Increase (Decrease) in Net Assets:                                               2001               2001
Operations:     Investment income--net                                                       $  3,745,824      $  5,358,575
                Realized gain (loss) on investments--net                                           16,722         (771,638)
                Change in unrealized appreciation on investments--net                           2,021,718         2,028,999
                                                                                             ------------      ------------
                Net increase in net assets resulting from operations                            5,784,264         6,615,936
                                                                                             ------------      ------------

Dividends to    Investment income--net:
Shareholders:      Class A                                                                      (551,373)         (687,275)
                   Class B                                                                    (1,441,453)       (2,965,416)
                   Class C                                                                      (493,750)         (722,654)
                   Class D                                                                    (1,259,248)       (1,224,162)
                                                                                             ------------      ------------
                Net decrease in net assets resulting from dividends to shareholders           (3,745,824)       (5,599,507)
                                                                                             ------------      ------------

Capital Share   Net increase in net assets derived from capital share transactions             55,943,829        57,560,977
Transactions:                                                                                ------------      ------------

Net Assets:     Total increase in net assets                                                   57,982,269        58,577,406
                Beginning of period                                                           137,716,080        79,138,674
                                                                                             ------------      ------------
                End of period                                                                $195,698,349      $137,716,080
                                                                                             ============      ============

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

The following per share data and ratios                                                        Class A
have been derived from information                           For the Six
provided in the financial statements.                        Months Ended
                                                               Nov. 30,               For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                          2001         2001         2000         1999          1998
Per Share       Net asset value, beginning of period          $    9.51    $    9.44    $    9.52    $    9.61    $    9.65
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:       Investment income--net                           .24          .54          .52          .53          .57
                   Realized and unrealized gain
                   (loss) on investments--net                       .16          .07        (.08)        (.09)        (.04)
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                    .40          .61          .44          .44          .53
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends from investment
                income--net                                       (.24)        (.54)        (.52)        (.53)        (.57)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of period                $    9.67    $    9.51    $    9.44    $    9.52    $    9.61
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share              4.29%++        6.68%        4.76%        4.59%        5.66%
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to       Expenses, net of reimbursement and
Average         excluding reorganization expenses                 .65%*        1.00%         .95%         .92%         .92%
Net Assets:                                                   =========    =========    =========    =========    =========
                Expenses, net of reimbursement                    .65%*        1.00%         .95%         .92%         .92%
                                                              =========    =========    =========    =========    =========
                Expenses                                          .76%*        1.24%         .95%         .92%         .92%
                                                              =========    =========    =========    =========    =========
                Investment income--net                           4.98%*        5.29%        5.50%        5.43%        5.93%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of period (in thousands)      $  26,963    $  18,470    $   1,147     $    947    $   1,071
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                               45.65%       84.18%       41.63%       48.76%       47.55%
                                                              =========    =========    =========    =========    =========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Short-Term U.S. Government Fund, Inc.,
November 30, 2001


FINANCIAL HIGHLIGHTS (continued)

The following per share data and ratios                                                        Class B
have been derived from information                           For the Six
provided in the financial statements.                        Months Ended
                                                               Nov. 30,               For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                          2001         2001         2000         1999          1998
Per Share       Net asset value, beginning of period          $    9.48    $    9.41    $    9.49    $    9.58    $    9.62
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:       Investment income--net                           .22          .49          .45          .46          .50
                   Realized and unrealized gain
                   (loss) on investments--net                       .15          .07        (.08)        (.09)        (.04)
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                    .37          .56          .37          .37          .46
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends from investment
                income--net                                       (.22)        (.49)        (.45)        (.46)        (.50)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of period                $    9.63    $    9.48    $    9.41    $    9.49    $    9.58
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share              3.98%++        6.11%        3.96%        3.78%        4.85%
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to       Expenses, net of reimbursement and
Average         excluding reorganization expenses                1.05%*        1.51%        1.73%        1.70%        1.70%
Net Assets:                                                   =========    =========    =========    =========    =========
                Expenses, net of reimbursement                   1.05%*        1.51%        1.73%        1.70%        1.70%
                                                              =========    =========    =========    =========    =========
                Expenses                                         1.20%*        1.73%        1.73%        1.70%        1.70%
                                                              =========    =========    =========    =========    =========
                Investment income--net                           4.61%*        4.95%        4.72%        4.66%        5.19%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of period (in thousands)      $  63,038    $  66,454    $  54,126    $  72,875    $  85,094
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                               45.65%       84.18%       41.63%       48.76%       47.55%
                                                              =========    =========    =========    =========    =========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Aggregate total investment return.

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (continued)

The following per share data and ratios                                                        Class C
have been derived from information                           For the Six
provided in the financial statements.                        Months Ended
                                                               Nov. 30,               For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                          2001         2001         2000         1999          1998
Per Share       Net asset value, beginning of period          $    9.48    $    9.41    $    9.49    $    9.58    $    9.63
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:       Investment income--net                           .22          .49          .44          .45          .49
                   Realized and unrealized gain
                   (loss) on investments--net                       .15          .07        (.08)        (.09)        (.05)
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                    .37          .56          .36          .36          .44
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends from investment
                income--net                                       (.22)        (.49)        (.44)        (.45)        (.49)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of period                $    9.63    $    9.48    $    9.41    $    9.49    $    9.58
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share              3.98%++        6.11%        3.92%        3.74%        4.71%
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to       Expenses, net of reimbursement and
Average         excluding reorganization expenses                1.05%*        1.51%        1.75%        1.73%        1.74%
Net Assets:                                                   =========    =========    =========    =========    =========
                Expenses, net of reimbursement                   1.05%*        1.51%        1.75%        1.73%        1.74%
                                                              =========    =========    =========    =========    =========
                Expenses                                         1.16%*        1.74%        1.75%        1.73%        1.74%
                                                              =========    =========    =========    =========    =========
                Investment income--net                           4.56%*        4.96%        4.70%        4.62%        5.15%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of period (in thousands)      $  36,719    $  17,119    $  12,400    $   6,256    $   4,434
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                               45.65%       84.18%       41.63%       48.76%       47.55%
                                                              =========    =========    =========    =========    =========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Short-Term U.S. Government Fund, Inc.,
November 30, 2001


FINANCIAL HIGHLIGHTS (concluded)

The following per share data and ratios                                                        Class D
have been derived from information                           For the Six
provided in the financial statements.                        Months Ended
                                                               Nov. 30,               For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                          2001         2001         2000         1999          1998
Per Share       Net asset value, beginning of period          $    9.47    $    9.40    $    9.49    $    9.58    $    9.62
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:       Investment income--net                           .24          .53          .50          .51          .55
                   Realized and unrealized gain
                   (loss) on investments--net                       .15          .07        (.09)        (.09)        (.04)
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                    .39          .60          .41          .42          .51
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends from investment
                income--net                                       (.24)        (.53)        (.50)        (.51)        (.55)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of period                $    9.62    $    9.47    $    9.40    $    9.49    $    9.58
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share              4.14%++        6.53%        4.39%        4.32%        5.40%
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to       Expenses, net of reimbursement and
Average         excluding reorganization expenses                 .75%*        1.12%        1.21%        1.17%        1.18%
Net Assets:                                                   =========    =========    =========    =========    =========
                Expenses, net of reimbursement                    .75%*        1.12%        1.21%        1.17%        1.18%
                                                              =========    =========    =========    =========    =========
                Expenses                                          .84%*        1.36%        1.21%        1.17%        1.18%
                                                              =========    =========    =========    =========    =========
                Investment income--net                           4.87%*        5.25%        5.24%        5.18%        5.70%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of period (in thousands)      $  68,978    $  35,673    $  11,466    $   9,408    $  19,193
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                               45.65%       84.18%       41.63%       48.76%       47.55%
                                                              =========    =========    =========    =========    =========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Aggregate total investment return.

See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Short-Term U.S. Government Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded in the over-the-counter market are valued at the last available bid price or on the basis of yield equivalents as obtained from one or more dealers that make markets in such securities. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Financial futures contracts and options thereon, that are traded on exchanges, are stated at market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and related options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected.



Merrill Lynch Short-Term U.S. Government Fund, Inc.,
November 30, 2001


NOTES TO FINANCIAL STATEMENTS (continued)


Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margins and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of discount and premiums) is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--All or a portion of the Fund's net investment income is declared daily and paid monthly. Distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Dollar rolls--The Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund paid a monthly fee of .40%, on an annual basis, of the average daily value of the Fund's net assets. For the six months ended November 30, 2001, FAM earned fees of $315,932, of which $80,640 was waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                             Account          Distribution
                         Maintenance Fee          Fee

Class B                        .10%               .30%
Class C                        .10%               .30%
Class D                        .10%                 --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended November 30, 2001, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:


                               FAMD              MLPF&S

Class D                        $442              $7,814


For the six months ended November 30, 2001, MLPF&S received contingent deferred sales charges of $46,097 and $3,407 relating to transactions in Class B and Class C Shares, respectively.

For the six months ended November 30, 2001, the Fund paid
Merrill Lynch Security Pricing Service, an affiliate of MLPF&S,
$1,269 for security price quotations to compute the net asset value of the Fund.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended November 30, 2001, the Fund reimbursed MLIM $4,871 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2001 were $115,452,806 and $67,313,409, respectively.

Net realized gains for the six months ended November 30, 2001 and net unrealized gains as of November 30, 2001 were as follows:


                                   Realized        Unrealized
                                    Gains            Gains

Long-term investments            $     16,722   $   3,991,818
                                 ------------   -------------
Total                            $     16,722   $   3,991,818
                                 ============   =============


As of November 30, 2001, net unrealized appreciation for Federal income tax purposes aggregated $3,991,818, of which $4,427,867 related to appreciated securities and $436,049 related to depreciated securities. The aggregate cost of investments at November 30, 2001 for Federal income tax purposes was $199,728,570.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $55,943,829 and $57,560,977 for the six months ended November
30, 2001 and for the year ended May 31, 2001, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                        Dollar
Ended November 30, 2001                   Shares         Amount

Shares sold                            1,314,044    $  12,711,539
Shares issued to shareholders
in reinvestment of dividends              12,648          121,887
                                    ------------    -------------
Total issued                           1,326,692       12,833,426
Shares redeemed                        (479,586)      (4,623,285)
                                    ------------    -------------
Net increase                             847,106    $   8,210,141
                                    ============    =============



Class A Shares for the Year                              Dollar
Ended May 31, 2001                        Shares         Amount

Shares sold                              623,346    $   5,905,940
Shares issued resulting from
reorganization                         2,771,532       26,187,227
Shares issued to shareholders
in reinvestment of dividends               7,720           73,117
                                    ------------    -------------
Total issued                           3,402,598       32,166,284
Shares redeemed                      (1,582,473)     (15,037,598)
                                    ------------    -------------
Net increase                           1,820,125    $  17,128,686
                                    ============    =============



Class B Shares for the Six Months                        Dollar
Ended November 30, 2001                   Shares         Amount

Shares sold                            2,372,936    $  22,924,841
Shares issued to shareholders
in reinvestment of dividends              91,857          879,519
                                    ------------    -------------
Total issued                           2,464,793       23,804,360
Automatic conversion of shares       (1,744,747)     (16,732,898)
Shares redeemed                      (1,184,976)     (11,366,833)
                                    ------------    -------------
Net decrease                           (464,930)    $ (4,295,371)
                                    ============    =============



Class B Shares for the Year                              Dollar
Ended May 31, 2001                        Shares         Amount

Shares sold                            1,855,558    $  17,517,815
Shares issued resulting from
reorganization                         2,675,573       25,190,345
Shares issued to shareholders
in reinvestment of dividends             171,266        1,615,546
                                    ------------    -------------
Total issued                           4,702,397       44,323,706
Automatic conversion of shares         (248,780)      (2,344,196)
Shares redeemed                      (3,195,997)     (30,133,164)
                                    ------------    -------------
Net increase                           1,257,620    $  11,846,346
                                    ============    =============



Class C Shares for the Six Months                        Dollar
Ended November 30, 2001                   Shares         Amount

Shares sold                            2,559,078    $  24,683,721
Shares issued to shareholders
in reinvestment of dividends              19,263          184,602
                                    ------------    -------------
Total issued                           2,578,341       24,868,323
Shares redeemed                        (571,010)      (5,482,264)
                                    ------------    -------------
Net increase                           2,007,331    $  19,386,059
                                    ============    =============



Merrill Lynch Short-Term U.S. Government Fund, Inc.,
November 30, 2001


NOTES TO FINANCIAL STATEMENTS (concluded)



Class C Shares for the Year                              Dollar
Ended May 31, 2001                        Shares         Amount

Shares sold                              578,085    $   5,464,368
Shares issued resulting from
reorganization                           283,775        2,671,744
Shares issued to shareholders
in reinvestment of dividends              17,037          160,803
                                    ------------    -------------
Total issued                             878,897        8,296,915
Shares redeemed                        (390,960)      (3,687,052)
                                    ------------    -------------
Net increase                             487,937    $   4,609,863
                                    ============    =============



Class D Shares for the Six Months                        Dollar
Ended November 30, 2001                   Shares         Amount

Shares sold                            2,459,115    $  23,616,566
Automatic conversion of shares         1,746,431       16,732,898
Shares issued to shareholders
in reinvestment of dividends              66,378          636,102
                                    ------------    -------------
Total issued                           4,271,924       40,985,566
Shares redeemed                        (870,278)      (8,342,566)
                                    ------------    -------------
Net increase                           3,401,646    $  32,643,000
                                    ============    =============



Class D Shares for the Year                              Dollar
Ended May 31, 2001                        Shares         Amount

Shares sold                              769,592    $   7,289,560
Shares issued resulting from
reorganization                         2,580,894       24,288,462
Automatic conversion of shares           248,886        2,344,196
Shares issued to shareholders
in reinvestment of dividends              72,646          685,669
                                    ------------    -------------
Total issued                           3,672,018       34,607,887
Shares redeemed                      (1,125,713)     (10,631,805)
                                    ------------    -------------
Net increase                           2,546,305    $  23,976,082
                                    ============    =============




5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the credit agreement during the six months ended November 30, 2001. On November 30, 2001, the credit agreement was renewed for one year.


6. Capital Loss Carryforward:
At May 31, 2001, the Fund had a net capital loss carryforward of approximately $25,447,000, of which $7,495,000 expires in 2002, $4,771,000 expires in 2003, $4,673,000 expires in 2004, $252,000 expires in 2005, $5,460,000 expires in 2006, $2,446,000 expires in
2007, $116,000 expires in 2008 and $234,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.